UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a -12

Minerals Technologies Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2011			B A R C O D E

Meeting Information

MINERALS TECHNOLOGIES INC.	Meeting Type: Annual Meeting
For holders as of: March 22, 2011
Date: May 18, 2011 Time: 9:00 AM EST
	Location:	383 Madison Avenue
Auditorium A, Second Floor
New York, New York 10179

You are receiving this communication because you hold shares in the above named company.
MINERALS TECHNOLOGIES INC.
622 THIRD AVENUE
NEW YORK, NY 10017

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4	We encourage you to access and review all of the important information contained in the proxy materials before voting.
Investor Address Line 5
John Sample	See the reverse side of this notice to obtain proxy materials and voting instructions.
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—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) and visit: www.proxyvote.com.
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Internal Use
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.			Only

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Voting items
The Board of Directors recommends you vote FOR Proposal 1:

1.	Election of Directors
	Nominees
01	Paula H.J. Cholmondeley	02	Duane R. Dunham	03	Steven J. Golub

The Board of Directors recommends you vote FOR proposals 2 and 3:

2	Ratify the appointment of KPMG LLP as the independent registered public accounting firm for the 2011 fiscal year.

3	Advisory vote on executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4	Advisory vote on the frequency of future advisory executive compensation votes.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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